EXHIBIT 99.1

                         FORM 3 JOINT FILER INFORMATION


Name:                         BG Media Investors L.L.C.

Address:                      19 W. 44th Street, Suite 812
                              New York, New York 10036

Designated Filer:             BG Media Investors L.P.

Issuer and Ticker Symbol:     Dolan Media Company    DM

Date of Event                 8/1/2007
Requiring Statement:



BG MEDIA INVESTORS L.L.C.


By:      /s/ Edward Carroll
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Name:    Edward Carroll
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Its:     Member
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